Presidio Fund

Supplement dated December 30, 2008

to the Prospectus dated August 28, 2008

The second paragraph under the heading The Investment Adviser on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

Mr. O'Boyle was born in 1964 in San Francisco. His formal education includes an undergraduate degree in Economics received with distinction in 1986 from Stanford University, and a Master's Degree in Business Administration completed at Stanford University in 1993. In 1994, Mr. O'Boyle joined Aster Investment Management as an Equity Research Analyst for the Meridian Growth Fund. In June 1995, he became the Co-Manager for the Meridian Value Fund, and was responsible for the day-to-day management of the fund until the end of 2003. The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

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This supplement and the Prospectus dated August 28, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.